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Upstart Network, Inc. 2 Circle Star Way San Carlos, California 94070

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Upstart Network, Inc. (the “Company”) and Goldman Sachs & Co. LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Upstart Securitization Trust 2019-1, Asset Backed Notes (f/k/a Upstart Securitization Trust 2018-3, Asset Backed Notes).

The information provided to us, including the information set forth in the Subsequent Statistical Loan File (as defined below), is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 14, 2019, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business December 3, 2018, with respect to 26,250 unsecured consumer loans (the “Subsequent Statistical Loan File”).

At the Company’s instruction, we randomly selected 250 unsecured consumer loans from the Subsequent Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Subsequent Statistical Loan File and indicated below.

Characteristics
1. Loan number (for informational purpose only)
2. Origination date
3. Payment amount
4. Maturity date
5. Original principal balance
6. Original loan term
7. Interest rate
8. Annual percentage rate (APR)
9. State of residence (at approval)

10. Annual borrower income (at approval)
11. Current principal balance
12. Current loan Status
13. Monthly borrower debt (at approval)
14. Original FICO score
15. Loan grade
16. Debt to income ratio
17. Remaining term (months)

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristic 2. to the corresponding information set forth on or derived from the related “Amortization Schedule;” Characteristics 3. through 7. to the “Promissory Note;” Characteristic 8. to the “Truth in Lending Disclosure;” Characteristics 9. through 12. to the Company’s servicing system (the “Servicing System”); Characteristics 13. and 14. to the “Credit Report” and Characteristic 15. to a query, provided by the Company on January 15, 2019, from the Company’s origination system (the “Loan Grade Query”).

We compared Characteristic 16. to the product of (A) the quotient of (i) the monthly borrower debt (as set forth on the Credit Report) and (ii) the quotient of (a) the annual borrower income (at approval) (as set forth on the Servicing System) and (b) 12 and (B) 100.

We compared Characteristic 17. to the number of months from but not including (i) December 3, 2018 through (ii) the maturity date (as set forth on the Promissory Note).

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Promissory Note indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 4., differences of one day are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 10., we were instructed to round the annual borrower income (at approval) (as set forth on the Subsequent Statistical Loan File) to the nearest dollar; and

•	with respect to our comparison of Characteristic 16., differences of 0.01% or less are deemed to be “in agreement.”

The loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Subsequent Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 25, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 25, 2019.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Characteristics

1	One difference in annual borrower income (at approval).
2	One difference in debt to income ratio.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 25, 2019 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Subsequent Statistical Loan File	Characteristic set forth on or derived from the Servicing System
1	[REDACTED]	Annual borrower income (at approval)	$135,537	$130,000

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Subsequent Statistical Loan File	Recalculated Characteristic
2	[REDACTED]	Debt to income ratio	34.65%	36.13%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.